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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 2006


                         MACKINAC FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MICHIGAN                    0-20167                  38-2062816
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)

            130 SOUTH CEDAR STREET
             MANISTIQUE, MICHIGAN                            49854
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (888) 343-8147


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On November 16, 2006 Mackinac Financial Corporation (the "Company") issued a press release announcing the promotion of certain personnel of the Company and its principal banking subsidiary, mBank. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed or furnished with this report:

         Exhibit No.    Description

         99.1           Press release issued November 16, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKINAC FINANCIAL CORPORATION


Date: November 16, 2006                 By /s/ Ernie R. Krueger
                                           -------------------------------
                                           Ernie R. Krueger
                                           Senior Vice President and Chief
                                           Financial Officer



                                       2

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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
  99.1            Press release issued November 16, 2006


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